Filed Pursuant to Rule 497
File No. 333-174722

PROSPECTUS SUPPLEMENT
(To Prospectus dated August 2, 2011)
August 5, 2011

Oxford Lane Capital Corp.
Up to Approximately 620,819 Shares of Common Stock Issuable
Upon Exercise of Rights to Subscribe for Such Shares

This prospectus supplement supplements the prospectus dated August 2, 2011, which relates to the issuance of transferable rights to subscribe for shares of common stock of Oxford Lane Capital Corp., by providing certain information regarding our net asset value. You should carefully read this prospectus supplement together with the prospectus before investing in our common stock. You should also review the information set forth under “Risk factors” beginning on page 15 of the prospectus before investing.

The terms “Oxford Lane,” the “Company,” “we,” “us” and “our” generally refer to Oxford Lane Capital Corp.

Recent Developments

Our unaudited net asset value per share as of June 30, 2011 was $17.45, as disclosed in our Form N-Q filed with the Securities and Exchange Commission on August 5, 2011. As of June 30, 2011, our total net assets were $32,496,079. After giving effect to the sale of 620,819 shares of our common stock in this offering, assuming all rights are exercised at the subscription price of $15.00 per share, and our receipt of the net proceeds from that sale, our pro forma net asset value would be $41,035,873 or $16.53 per share, representing an immediate dilution of $0.92 per share to our existing stockholders.

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